NATIONS FUNDS TRUST

NATIONS CASH RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS NEW YORK TAX-EXEMPT RESERVES
NATIONS TAX-EXEMPT RESERVES
NATIONS TREASURY RESERVES

Adviser Class Shares, Capital Class Shares, Daily Class Shares, Institutional Class Shares,
Investor A Shares, Investor Class Shares, Liquidity Class Shares, Market Class Shares,
Service Class Shares and Trust Class Shares

Supplement dated July 12, 2005
to Prospectuses dated August 1, 2004, as supplemented

The prospectuses for the aforementioned classes of shares of Nations Cash Reserves, Nations California Tax-Exempt Reserves, Nations Government Reserves, Nations Money Market Reserves, Nations Municipal Reserves, Nations New York Tax-Exempt Reserves, Nations Tax-Exempt Reserves and Nations Treasury Reserves (each a “Fund” and collectively, the “Funds”) are hereby supplemented by:

Deleting the information provided by the second bullet point and all subsequent sub-bullet points relating to the Funds under the section entitled “About your investment — Buying, selling and exchanging shares — Buying shares” and inserting the following:

•	We must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time, unless the system closes early) on the business day the Fund, BACAP Distributors, PFPC or their agents receive the order for Nations Cash Reserves, Nations California Tax-Exempt Reserves, Nations Government Reserves, Nations Money Market Reserves, Nations Municipal Reserves, Nations New York Tax-Exempt Reserves, Nations Tax-Exempt Reserves and Nations Treasury Reserves

SUP-47/87077-0705